Supplement dated May 31, 2023
to the following statutory prospectus(es):
Monument Advisor Select NY dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
The following Investment Portfolios are offered as investment options under the contract. The Current Expenses are updated as indicated below:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Fund Platform Fee	Current Expenses + Low Cost Fund Platform Fee	Average Annual Total Returns (as of 12/31/2022)
					1 year	5 year	10 year
Equity	Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class Investment Advisor: Royce & Associates, LP	1.16%	0.00%	1.16%	-22.43%	6.30%	5.73%
Equity	Royce Capital Fund - Royce Small-Cap Portfolio: Investment Class Investment Advisor: Royce & Associates, LP	1.15%	0.00%	1.15%	-9.20%	3.39%	6.33%
PROS-0724